UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2010

KRAFT FOODS INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Lakes Drive, Northfield, Illinois	60093-2753
(Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone number, including area code: (847) 646-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Kraft Foods Inc. is filing Management’s Discussion and Analysis of Financial Condition and Results of Operations and financial statements for the period ended December 31, 2009 as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K. The consent of our independent registered public accounting firm, PricewaterhouseCoopers LLP, is attached hereto as Exhibit 23.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.2	Financial Statements.

This report on Form 8-K contains a number of forward-looking statements. Words such as “expects,” “goals,” “plans,” “believes,” “continues,” “may,” “will,” and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, that could cause our actual results to differ materially from those indicated in any such forward-looking statements. Such factors include, but are not limited to, continued volatility of input costs, pricing actions, increased competition, our ability to differentiate our products from retailer brands, unanticipated expenses in connection with litigation, settlement of legal disputes, regulatory investigations or enforcement actions, our indebtedness and ability to pay our indebtedness, the shift in consumer preference to lower priced products, risks from operating outside the U.S., tax law changes, failure to realize the expected benefits of the combination with Cadbury plc, significant transaction costs and/or unknown liabilities and general economic and business conditions that affect the combined companies following the combination. For additional information on these and other factors that could affect our forward-looking statements, see the risk factors, as they may be amended from time to time, set forth in Exhibit 99.11 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on December 4, 2009 and subsequent reports on filings with the SEC. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this report on Form 8-K, except as required by applicable law or regulation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRAFT FOODS INC.

Date: February 16, 2010	By:	/S/ KIM HARRIS JONES
	Name:	Kim Harris Jones
	Title:	Senior Vice President and Corporate Controller

Kraft Foods Inc.

Form 8-K

In this report, “Kraft Foods,” “we,” “us” and “our” refers to Kraft Foods Inc. and subsidiaries, and “Common Stock” refers to Kraft Foods’ Class A common stock.

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